                                                                  EXHIBIT 10(ii)

                         KOO KOO ROO ENTERPRISES, INC.

                           1998 STOCK INCENTIVE PLAN

Section 1.  General Purpose of Plan; Definitions.

          The name of this plan is the Koo Koo Roo Enterprises, Inc. 1998 Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board (defined below) on October 29, 1998, subject to the approval of the stockholders of the Company (defined below), which approval was obtained on October 29, 1998. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to the Participants (defined below) that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

          For purposes of the Plan, the following terms shall be defined as set forth below:

          (1)  "Administrator" means the Board, or if and to the extent the
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Board does not administer the Plan, the Committee in accordance with Section 2.

          (2)  "Board" means the Board of Directors of the Company.
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          (3)  "Code" means the Internal Revenue Code of 1986, as amended from
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time to time, or any successor thereto.

          (4)  "Committee" means the Compensation and Stock Option Committee of
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the Board or any Committee the Board may subsequently appoint to administer the Plan. To the extent applicable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

          (5)  "Company" means Family Restaurants, Inc. a Delaware corporation,
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which will be named Koo Koo Roo Enterprises, Inc. following the effective time of the Merger, and any successor corporation.

          (6)  "Deferred Stock" means an award made pursuant to Section 7 of the
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right to receive Stock at the end of a specified deferral period.

          (7)  "Disability" means the inability of a Participant to perform
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substantially his duties and responsibilities to the Company or any Subsidiary by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Administrator that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from returning to the performance of the Participant's work duties for six months or longer. The date of such Disability shall be the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

          (8)  "Effective Date" means the date on which the Merger occurs.
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          (9)  "Eligible Recipient" means an officer, director, employee,
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consultant or advisor of the Company or any Subsidiary, responsible for, or in a position to contribute to, the management, growth and/or profitability of the business of the Company and its Subsidiaries.

          (10) "Exchange Act" shall mean the Securities Exchange Act of
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1934, as amended, and any successor statute thereto.

          (11) "Fair Market Value" means, as of any given date, with respect to
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any awards granted hereunder, (A) if the Stock is publicly traded, the closing sale price of a share of Stock on such date as reported in the Western Edition of The Wall Street Journal, or the average of the closing price of a share of Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, (B) the fair market value of a share of Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, (C) in the case of a Limited Stock Appreciation Right, the "Change of Control Price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of a share of Stock as of the date of exercise or (D) the fair market value of a share of Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

          (12) "Incentive Stock Option" means any Stock Option intended to be
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designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (13) "Limited Stock Appreciation Right" means a Stock Appreciation
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Right that can be exercised only in the event of a "Change of Control" (as defined in the award evidencing such Limited Stock Appreciation Right).

          (14) "Merger" means the merger of FRI-Sub, Inc., a Delaware
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corporation and indirect wholly owned subsidiary of Family Restaurants, Inc., with and into Koo Koo Roo, Inc., a Delaware corporation.

          (15) "Non-Qualified Stock Option" means any Stock Option that is not
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an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

          (16) "Parent Corporation" means any corporation (other than the
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Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          (17) "Participant" means any Eligible Recipient selected by the
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Administrator, pursuant to the Administrator's authority in Section 2, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

          (18) "Performance Share" means an award of shares of Stock pursuant to
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Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

          (19) "Restricted Stock" means an award granted pursuant to Section 7
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of shares of Stock subject to certain restrictions.

          (20) "Stock" means the common stock, par value $.01 per share, of the
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Company.

          (21) "Stock Appreciation Right" means the right pursuant to an award
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granted under Section 6 to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, over (B) the aggregate exercise price of such right or such portion thereof.

          (22) "Stock Option" means any option to purchase shares of Stock
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granted pursuant to Section 5.

          (23) "Subsidiary" means any corporation (other than the Company) in an
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unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Section 2.  Administration.

          The Plan shall be administered in accordance with the requirements of
Section 162(m) of the Code (but only to the extent necessary to maintain qualification of the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3") by the Board or by the Committee, which shall be appointed by, and serve at the pleasure of, the Board.

          The Administrator shall have the power and authority to grant to Eligible Recipients pursuant to the terms of the Plan: (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Performance Shares, (e) Deferred Stock or (f) any combination of the foregoing. In particular, the Administrator shall have the authority to:

               (a)  select Eligible Recipients to be Participants;

               (b) determine whether and to what extent Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted hereunder to Participants;

               (c) determine the number of shares of Stock to be covered by each award granted hereunder;

               (d) determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restrictions applicable to Restricted or Deferred Stock awards and the conditions under which restrictions applicable to such Restricted or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to the award of Performance Shares);

                (e) determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing granted hereunder; and

                (f) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted.

          The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

          All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

Section 3.  Stock Subject to Plan.

          The total number of shares of Stock reserved and available for issuance under the Plan shall be 20,787,448. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of shares of Stock as to which Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Shares may be granted to any individual during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 100% of the shares of Stock reserved for the purposes of the Plan in accordance with the provisions of this Section 3.

          Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

          Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution ("spin-off") in respect of the Stock (whether in the form of securities or property); any exchange of Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Stock; or a sale of all or substantially all of the assets of the Company as an entirety ("asset sale"); the Administrator shall, in such manner, to such extent (if any) and at such time, in each case as it deems appropriate and equitable in the circumstances under its sole discretion:

                (a) proportionately adjust any or all of (1) the number and type of shares of Stock (or other securities) that thereafter may be made the subject of any awards granted hereto (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Stock (or other securities or property) subject to any or all outstanding awards granted hereunder, (3) the grant, purchase, or exercise price of any or all outstand ing awards granted hereunder, (4) the securities, cash or other property deliverable upon exercise of any outstanding awards granted hereunder, or (5) the performance standards appropriate to any outstanding awards granted hereunder, or

                (b) in the case of a reclassification, recapitalization, merger, consolidation, combination, or other reorganization, spin off or asset sale, make provision for a cash payment or for the substitution or exchange of any or all outstanding share-based awards granted hereunder or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards granted hereunder, based upon the distribution or consideration payable to holders of the Stock upon or in respect of such event.

          In each case, with respect to awards of Incentive Stock Options, no adjustment will be made that would cause the Plan to violate Section 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby.

          In any of such events, the Administrator may take such action prior to such event to the extent that the Administrator deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

Section 4.  Eligibility.

          Eligible Recipients shall be eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator from among the Eligible Recipients recommended by the senior management of the Company.

Section 5.  Stock Options.

          Stock Options may be granted alone or in addition to other awards granted under the Plan. Stock Options granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into an award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of such option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

          Stock Options granted under the Plan may be (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Administrator shall have the authority to grant any officer or employee of the Company (including directors who are also officers of the Company) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. Directors who are not officers of the Company, consultants and advisors may only be granted Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

          Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

          (1)  Option Price.  The option price per share of Stock purchasable
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under a Stock Option shall be determined by the Administrator at the time of grant but shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value on such date and shall not, in any event, be less than the par value (if any) of a share of Stock. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value on the date such Incentive Stock Option is granted.

          (2)  Option Term.  The term of each Stock Option shall be fixed by the
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Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

          (3)  Exercisability.  Stock Options shall be exercisable at such time
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or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, including but not limited to in connection with any change in control of the Company.

          (4)  Method of Exercise.  Subject to Section 5(3), Stock Options may
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be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price. As determined by the Administrator, payment in whole or in part may be made (i) in cash or its equivalent, (ii) by means of any cashless exercise procedure approved by the Administrator, (iii) in the form of unrestricted Stock owned by the optionee, or
(iv) in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value on the date the option is exercised); provided,
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that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If payment of the exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon such exercise shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon such exercise. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in
Section 10(1).

          The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Consistent with the provisions of Section 162(m), to the extent applicable, upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

          (5)  Loans.  The Company may make loans available to Stock Option
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holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest at the applicable Federal interest rate or such other rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value (if any) of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator provided, that each loan shall comply with all
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applicable laws, including, without limitation, the regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

          (6)  Non-Transferability of Options.  Unless otherwise determined by
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the Administrator, no Stock Option shall be transferable.

          (7)  Termination of Employment or Service.  If an optionee's
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employment with or service as a director, consultant or advisor to the Company terminates by reason of death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable subscription or award agreement, or as otherwise determined by the Administrator.

          (8)  Annual Limit on Incentive Stock Options.  To the extent that the
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aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company or its Parent Corporation become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Section 6.  Stock Appreciation Rights.

          (1)  Grant and Exercise.  Stock Appreciation Rights may be granted
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either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

          A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

          A Related Right may be exercised by an optionee, in accordance with
Section 6(2), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(2). Stock Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

          (2)  Terms and Conditions.  Stock Appreciation Rights shall be subject
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to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

               (a) Related Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, that (i) Limited Stock Appreciation Rights may only be exercised
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within the 30-day period following a "Change of Control" (as defined by the Administrator in the agreement evidencing such Limited Stock Appreciation Right) and (ii) no Related Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

               (b) Upon the exercise of a Related Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Right is being exercised, with the Administrator determining the form of payment.

               (c) Related Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(6).

               (d) Upon the exercise of a Related Right, the Stock Option or part thereof to which such Related Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Right.

               (e) A Related Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value exceeds the exercise price of such Stock Option.

               (f) Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, that no Free Standing Right shall be
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exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Right prior to the expiration of such six-month period.

               (g) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten years after the date such right is granted.

               (h) Upon the exercise of a Free Standing Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right (which price shall be no less than 100% of the Fair Market Value on the date of grant) multiplied by the number of shares of Stock in respect to which the right is being exercised, with the Administrator determining the form of payment.

               (i) Free Standing Rights shall be transferable only when and to the extent that a Stock Option would be transferable under Section 5(6).

               (j) In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

Section 7.  Restricted Stock, Deferred Stock and Performance Shares.

          (1)  General.  Restricted Stock, Deferred Stock or Performance Share
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awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of such awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of such awards; the Restricted Period (as defined below) and performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse; and all other conditions of such awards. The Administrator may also condition the grant of such awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine. The provisions of such awards need not be the same with respect to each recipient. In the discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 5(5) with respect to the exercise of stock options.

          (2)  Awards and Certificates.  The prospective recipient of a
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Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (an "Award Agreement") and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided in this Section 7(2), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award.

          The Company may require that stock certificates evidencing Restricted Stock or Performance Share awards be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any such award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

          With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by such award.

          (3)  Restrictions and Conditions.  The Restricted Stock, Deferred
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Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

               (a) Subject to the provisions of the Plan and the Award Agreement governing such award, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock; provided, that the
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Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service, death or Disability or the occurrence of a "Change of Control" as defined in the Award Agreement evidencing such award.

               (b) Except as provided in Section 7 (3)(a), the Participant shall generally have all of the rights of a stockholder with respect to shares of Restricted Stock or Performance Shares, during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to stock subject to Deferred Stock awards during the Restricted Period; provided,
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that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator shall otherwise determine.

               (c) The rights of holders of Restricted Stock, Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the Award Agreement governing such awards.

Section 8.  Amendment and Termination.

          The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

          (1) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

          (2) change the class of directors, officers, employees, consultants and advisors eligible to participate in the Plan; or

          (3)  extend the maximum option period under Section 5(2).

          Notwithstanding the foregoing, stockholder approval under this Section 9 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 162(m) of the Code or other applicable law, rule or regulation with respect to any material amendment to any employee benefit plan of the Company.

          The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

Section 9.  Unfunded Status of Plan.

          The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 10. General Provisions.

          (1) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

          All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any officer, director, employee, consultant or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its officers, directors, employees, consultants or advisors at any time.

          (3) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 11.  Effective Date of Plan.

          The Plan shall become effective on the Effective Date.

Section 12.  Term of Plan.

          No Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.